                                                                   EXHIBIT 4-189

                                                                  CONFORMED COPY

                           THE DETROIT EDISON COMPANY
                              (2000 Second Avenue,
                            Detroit, Michigan 48226)

                                       TO
                             BANKERS TRUST COMPANY
                              (Four Albany Street,
                           New York, New York 10015)

                                              AS TRUSTEE

                            ------------------------

                                   INDENTURE
                           Dated as of July 15, 1992

                            ------------------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                          DATED AS OF OCTOBER 1, 1924

                                 PROVIDING FOR

  (A) GENERAL AND REFUNDING MORTGAGE BONDS, 1992 SERIES CP, DUE AUGUST 1, 2024

                                      AND

                         (B) RECORDING AND FILING DATA
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                                        i

                               TABLE OF CONTENTS*

                            ------------------------

                                                                  PAGE
                                                                  ----
PARTIES.....................................................        1
RECITALS
  Original Indenture and Supplementals......................        1
  Issue of Bonds under Indenture............................        1
  Bonds heretofore issued...................................        1
  Reason for creation of new series.........................        4
  Bonds to be 1992 Series CP................................        5
  Further Assurance.........................................        5
  Authorization of Supplemental Indenture...................        5
  Consideration for Supplemental Indenture..................        5
                                   PART I.
                    CREATION OF TWO HUNDRED NINETY-SEVENTH
                               SERIES OF BONDS
                    GENERAL AND REFUNDING MORTGAGE BONDS,
                                1992 SERIES CP
Sec. 1. Terms of Bonds of 1992 Series CP....................        5
Sec. 2. Redemption of Bonds of 1992 Series CP...............        7
Sec. 3. Redemption in Event of Acceleration.................        8
Sec. 4. Consent.............................................        9
Sec. 5. Form of Bonds of 1992 Series CP.....................        9
        Form of Trustee's Certificate.......................       14
                                   PART II.
                          RECORDING AND FILING DATA
Recording and filing of Original Indenture..................       14
Recording and filing of Supplemental Indentures.............       14
Recording of Certificates of Provision for Payment..........       19
                                  PART III.
                                 THE TRUSTEE
Terms and conditions of acceptance of trust by Trustee......       19
                                   PART IV.
                                MISCELLANEOUS
Confirmation of Series 318(c) of Trust Indenture Act........       19
Execution in Counterparts...................................       19
Testimonium.................................................       20
Execution...................................................       20
Acknowledgements............................................       21
Affidavit as to consideration and good faith................       22

------------------------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.
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                                        1


PARTIES.              SUPPLEMENTAL INDENTURE, dated as of the fifteenth day of
                    July, in the year one thousand nine hundred and ninety-two, between THE DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a transmitting utility (hereinafter called the "Company"), party of the first part, and BANKERS TRUST COMPANY, a corporation organized and existing under the laws of the State of New York, having its corporate trust office at Four Albany Street, in the Borough of Manhattan, The City and State of New York, as Trustee under the Mortgage and Deed of Trust hereinafter mentioned (hereinafter called the "Trus-tee"), party of the second part.

ORIGINAL              WHEREAS, the Company has heretofore executed and delivered
INDENTURE AND       its Mortgage and Deed of Trust (hereinafter referred to as
SUPPLEMENTALS.      the "Original Indenture"), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1,
                    1931, June 1, 1931, October 1, 1932, September 25, 1935,
                    September 1, 1936, November 1, 1936, February 1, 1940,
                    December 1, 1940, September 1, 1947, March 1, 1950, November
                    15, 1951, January 15, 1953, May 1, 1953, March 15, 1954, May
                    15, 1955, August 15, 1957, June 1, 1959, December 1, 1966,
                    October 1, 1968, December 1, 1969, July 1, 1970, December
                    15, 1970, June 15, 1971, November 15, 1971, January 15,
                    1973, May 1, 1974, October 1, 1974, January 15, 1975,
                    November 1, 1975, December 15, 1975, February 1, 1976, June
                    15, 1976, July 15, 1976, February 15, 1977, March 1, 1977,
                    June 15, 1977, July 1, 1977, October 1, 1977, June 1, 1978,
                    October 15, 1978, March 15, 1979, July 1, 1979, September 1,
                    1979, September 15, 1979, January 1, 1980, April 1, 1980,
                    August 15, 1980, August 1, 1981, November 1, 1981, June 30,
                    1982, August 15, 1982, June 1, 1983, October 1, 1984, May 1,
                    1985, May 15, 1985, October 15, 1985, April 1, 1986, August
                    15, 1986, November 30, 1986, January 31, 1987, April 1,
                    1987, August 15, 1987, November 30, 1987, June 15, 1989,
                    July 15, 1989, December 1, 1989, February 15, 1990, November
                    1, 1990, April 1, 1991, May 1, 1991, May 15, 1991, September
                    1, 1991, November 1, 1991, January 15, 1992, February 29,
                    1992 and April 15, 1992 supplemental to the Original
                    Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture"); and

ISSUE OF              WHEREAS, the Indenture provides that said bonds shall be
BONDS UNDER         issuable in one or more series, and makes provision that the
INDENTURE.          rates of interest and dates for the payment thereof, the
                    date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS HERETOFORE      WHEREAS, bonds in the principal amount of Six billion
ISSUED. twenty-one million five hundred ninety-seven thousand dollars ($6,021,597,000) have heretofore been issued under the Indenture as follows, viz:

                              (1)  Bonds of Series A                  -- Principal Amount $26,016,000,
                              (2)  Bonds of Series B                  -- Principal Amount $23,000,000,
                              (3)  Bonds of Series C                  -- Principal Amount $20,000,000,
                              (4)  Bonds of Series D                  -- Principal Amount $50,000,000,
                              (5)  Bonds of Series E                  -- Principal Amount $15,000,000,
                              (6)  Bonds of Series F                  -- Principal Amount $49,000,000,
                              (7)  Bonds of Series G                  -- Principal Amount $35,000,000,
                              (8)  Bonds of Series H                  -- Principal Amount $50,000,000,
                              (9)  Bonds of Series I                  -- Principal Amount $60,000,000,
                             (10)  Bonds of Series J                  -- Principal Amount $35,000,000,
                             (11)  Bonds of Series K                  -- Principal Amount $40,000,000,
                             (12)  Bonds of Series L                  -- Principal Amount $24,000,000,
                             (13)  Bonds of Series M                  -- Principal Amount $40,000,000,

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                                        2

                             (14)  Bonds of Series N                  -- Principal Amount $40,000,000,
                             (15)  Bonds of Series O                  -- Principal Amount $60,000,000,
                             (16)  Bonds of Series P                  -- Principal Amount $70,000,000,
                             (17)  Bonds of Series Q                  -- Principal Amount $40,000,000,
                             (18)  Bonds of Series W                  -- Principal Amount $50,000,000,
                             (19)  Bonds of Series AA                 -- Principal Amount $100,000,000,
                             (20)  Bonds of Series BB                 -- Principal Amount $50,000,000,
                             (21)  Bonds of Series CC                 -- Principal Amount $50,000,000,
                             (22)  Bonds of Series UU                 -- Principal Amount $100,000,000,
                          (23-31)  Bonds of Series DDP Nos. 1-9       -- Principal Amount $14,305,000,
                          (32-45)  Bonds of Series FFR Nos. 1-14      -- Principal Amount $45,600,000,
                          (46-67)  Bonds of Series GGP Nos. 1-22      -- Principal Amount $42,300,000,
                             (68)  Bonds of Series HH                 -- Principal Amount $50,000,000,
                          (69-90)  Bonds of Series IIP Nos. 1-22      -- Principal Amount $3,750,000,
                          (91-98)  Bonds of Series JJP Nos. 1-8       -- Principal Amount $6,850,000,
                         (99-106)  Bonds of Series KKP Nos. 1-8       -- Principal Amount $14,890,000,
                        (107-121)  Bonds of Series LLP Nos. 1-15      -- Principal Amount $8,850,000,
                        (122-142)  Bonds of Series NNP Nos. 1-21      -- Principal Amount $47,950,000,
                        (143-160)  Bonds of Series OOP Nos. 1-18      -- Principal Amount $18,880,000,
                        (161-176)  Bonds of Series QQP Nos. 1-17      -- Principal Amount $12,780,000,
                        (178-192)  Bonds of Series TTP Nos. 1-15      -- Principal Amount $3,800,000,
                             (193) Bonds of 1980 Series A             -- Principal Amount $50,000,000,
                        (194-218)  Bonds of 1980 Series CP Nos. 1-25  -- Principal Amount $35,000,000,
                        (219-229)  Bonds of 1980 Series DP Nos. 1-11  -- Principal Amount $10,750,000,
                        (230-241)  Bonds of 1981 Series AP Nos. 1-12  -- Principal Amount $24,000,000,
                            (242)  Bonds of 1985 Series A             -- Principal Amount $35,000,000,
                            (243)  Bonds of 1985 Series B             -- Principal Amount $50,000,000,
                            (244)  Bonds of Series PP                 -- Principal Amount $70,000,000,
                            (245)  Bonds of Series RR                 -- Principal Amount $70,000,000,
                            (246)  Bonds of Series EE                 -- Principal Amount $50,000,000,
                        (247-248)  Bonds of Series MMP and MMP No. 2  -- Principal Amount $5,430,000

                    all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

                    (249) Bonds of Series R in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                    (250) Bonds of Series S in the principal amount of One hundred fifty million dollars ($150,000,000), all of which are outstanding at the date hereof;

                    (251) Bonds of Series T in the principal amount of Seventy-five million dollars ($75,000,000), all of which are outstanding at the date hereof;

                    (252) Bonds of Series U in the principal amount of Seventy-five million dollars ($75,000,000), all of which are outstanding at the date hereof;

                    (253) Bonds of Series V in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                    (254) Bonds of Series X in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                    (255) Bonds of Series Y in the principal amount of Sixty million dollars ($60,000,000), all of which are outstanding at the date hereof;

                    (256) Bonds of Series Z in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;
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                                        3

                    (257-261) Bonds of Series KKP Nos. 9-13 in the principal amount of One hundred forty-four million two hundred ninety thousand dollars ($144,290,000), all of which are outstanding at the date hereof;

                    (262-263) Bonds of Series QQP Nos. 18-19 in the principal amount of Eight hundred seventy thousand dollars ($870,000), all of which are outstanding at the date hereof;

                    (264) Bonds of Series SS in the principal amount of One hundred fifty million dollars ($150,000,000), of which One hundred ten million dollars ($110,000,000) principal amount have heretofore been retired and Forty million dollars ($40,000,000) principal amount are outstanding at the date hereof;

                    (265) Bonds of 1980 Series B in the principal amount of One hundred million dollars ($100,000,000), of which Seventy-three million one hundred fifty thousand dollars ($73,150,000) principal amount have heretofore been retired and Twenty-six million eight hundred fifty thousand dollars ($26,850,000) principal amount are outstanding at the date hereof;

                    (266-269) Bonds of 1981 Series AP Nos. 13-16 in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                    (270) Bonds of 1984 Series AP in the principal amount of Two million four hundred thousand dollars ($2,400,000), all of which are outstanding at the date hereof;

                    (271) Bonds of 1984 Series BP in the principal amount of Seven million seven hundred fifty thousand dollars ($7,750,000), all of which are outstanding at the date hereof;

                    (272) Bonds of 1986 Series A in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                    (273) Bonds of 1986 Series B in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                    (274) Bonds of 1986 Series C in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                    (275) Bonds of 1987 Series A in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

                    (276) Bonds of 1987 Series B in the principal amount of One hundred seventy-five million dollars ($175,000,000), all of which are outstanding at the date hereof;

                    (277) Bonds of 1987 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

                    (278) Bonds of 1987 Series D in the principal amount of Two hundred fifty million dollars ($250,000,000), all of which are outstanding at the date hereof;

                    (279) Bonds of 1987 Series E in the principal amount of One hundred fifty million dollars ($150,000,000), all of which are outstanding at the date hereof;

                    (280) Bonds of 1987 Series F in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                    (281) Bonds of 1989 Series A in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

                    (282) Bonds of 1989 Series BP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

                    (283) Bonds of 1990 Series A in the principal amount of One hundred ninety-four million six hundred forty-nine thousand dollars ($194,649,000) of which Eighteen million eight hundred thirty-seven thousand dollars ($18,837,000) principal amount have heretofore been retired and One hundred seventy-five million eight hundred twelve thousand dollars ($175,812,000) principal amount are outstanding at the date hereof;

                    (284) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which Twenty-eight million five hundred forty-eight thousand dollars ($28,548,000) principal amount have hereto-fore been retired and Two hundred twenty-eight million three hundred eighty-four thousand dollars
                    ($228,384,000) principal amount are outstanding at the date hereof;

                    (285) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Ten million two hundred fifty-seven thousand dollars ($10,257,000) principal amount have heretofore been retired and Seventy-five million two hundred eighteen thousand dollars ($75,218,000) principal amount are outstanding at the date hereof;

                    (286) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

                    (287) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars ($25,910,000), all of which are outstanding at the date hereof;

                    (288) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars ($32,800,000), all of which are outstanding at the date hereof;

                    (289) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

                    (290) Bonds of 1991 Series EP in the principal amount of Forty-one million four hundred eighty thousand dollars ($41,480,000), all of which are outstanding at the date hereof;

                    (291) Bonds of 1991 Series FP in the principal amount of Ninety-eight million three hundred seventy-five thousand dollars ($98,375,000), all of which are outstanding at the date hereof;

                    (292) Bonds of 1992 Series BP in the principal amount of Twenty million nine hundred seventy-five thousand dollars ($20,975,000), all of which are outstanding at the date hereof; and

                    (293) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

                    and, accordingly, of the bonds so issued, Four billion eighty-three million six hundred fifty-four thousand dollars ($4,083,654,000) principal amount are outstanding at the date hereof; and


REASON FOR            WHEREAS, The Economic Development Corporation of the
CREATION OF         County of St. Clair, State of Michigan has agreed to issue
NEW SERIES.         and sell $35,000,000 principal amount of its Pollution
                    Control Refunding Revenue Bonds (The Detroit Edison Company
                    Project), Collateralized Series 1992DD so as to provide funds for the refunding of certain pollution control revenue bonds previously issued to finance pollution control projects of the Company; and

                      WHEREAS, the Company has entered into Loan Agreement,
                    dated as of July 15, 1992 with The Economic Development Corporation of the County of St Clair, State of Michigan in order to refund certain pollution control revenue bonds, and pursuant to such Loan Agreement the Company has agreed to issue its General and Refunding Mortgage Bonds under the Indenture in order further to secure its obligations under such Loan Agreement; and

                      WHEREAS, for such purposes the Company desires to issue a
                    new series of bonds to be issued under the Indenture and to be authenticated and delivered pursuant to Section 8 of
                    Article III of the Indenture; and

BONDS TO BE           WHEREAS, the Company desires by this Supplemental
1992 SERIES CP.     Indenture to create such new series of bonds, to be
                    designated "General and Refunding Mortgage Bonds, 1992
                    Series CP"; and

FURTHER               WHEREAS, the Original Indenture, by its terms, includes
ASSURANCE.          in the property subject to the lien thereof all of the
                    estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the Company (saving and excepting, however, property specifically excepted or released from the lien thereof); and

AUTHORIZATION         WHEREAS, the Company in the exercise of the powers and
OF SUPPLEMENTAL     authority conferred upon and reserved to it under and by
INDENTURE.          virtue of the provisions of the Indenture, and pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

                      WHEREAS, all conditions and requirements necessary to
                    make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION         NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The
FOR SUPPLEMENTAL    Detroit Edison Company, in consideration of the premises
INDENTURE.          and of the covenants contained in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:

                                               PART I.
                             CREATION OF TWO HUNDRED NINETY-SEVENTH
                                           SERIES OF BONDS.
                              GENERAL AND REFUNDING MORTGAGE BONDS,
                                           1992 SERIES CP

CERTAIN TERMS         SECTION 1. The Company hereby creates the Two hundred
OF BONDS OF         Ninety-seventh series of bonds to be issued under and
1992 SERIES CP.     secured by the Original Indenture as amended to date and
                    as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage
                    Bonds, 1992 Series CP" (elsewhere herein referred to as the "bonds of 1992 Series CP"). The aggregate principal amount of bonds of 1992 Series CP shall be limited to Thirty-five million dollars ($35,000,000), except as provided in Sections 7 and 13 of Article II of the Original
                    Indenture with respect to exchanges and replacements of bonds.

                                        6
                      Each bond of 1992 Series CP is to be irrevocably assigned
                    to, and registered in the name of, Manufacturers Bank, N.A., as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "St. Clair EDC Trust Indenture Trustee"), under the Trust Indenture, dated as of July 15, 1992 (hereinafter called the "St. Clair EDC Trust Indenture"), between The Economic Development Corporation of the County of St. Clair, State of Michigan (hereinafter called "St. Clair EDC"), and the St. Clair EDC Trust Indenture Trustee, to secure payment of The Economic Development Corporation of the County of St. Clair, State of Michigan, Pollution Control Refunding Revenue Bonds (The Detroit Edison Company Project), Collateralized Series 1992DD (hereinafter called the "St. Clair EDC Revenue Bonds"), issued by the St. Clair EDC under the St. Clair EDC Trust Indenture, the proceeds of which have been provided for the refunding of certain pollution control revenue bonds which the Company has agreed to refund pursuant to the provisions of the Loan Agreement, dated as of July 15, 1992 (hereinafter called the "St. Clair EDC Agreement"), between the Company and the St. Clair EDC.

                      The bonds of 1992 Series CP shall be issued as registered
                    bonds without coupons in denominations of a multiple of $5,000. The bonds of 1992 Series CP shall be issued in the aggregate principal amount of $35,000,000, shall mature on August 1, 2024 and shall bear interest, payable semi-annually on February 1 and August 1 of each year (commencing February 1, 1993), at the rate of 6.05%, until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture.

                      The bonds of 1992 Series CP shall be payable as to
                    principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 1992 Series CP shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                      Except as provided herein, each bond of 1992 Series CP
                    shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the February 1 or August 1 next preceding the date thereof to which interest has been paid on bonds of 1992 Series CP, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to February 1, 1993, in which case interest shall be payable from July 15, 1992.

                      The bonds of 1992 Series CP in definitive form shall be,
                    at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denominations of bonds of 1992 Series CP). Until bonds of 1992 Series CP in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 1992 Series CP in temporary form, as provided in Section 10 of
                    Article II of the Indenture. Temporary bonds of 1992 Series CP, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 1992 Series CP, but with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                    Bonds of 1992 Series CP shall not be assignable or transferable except as may be required to effect a transfer to any successor trustee under the St. Clair EDC Trust Indenture, or, subject to compliance with applicable law,
                    as may be involved in the   course of the exercise of
                    rights and remedies consequent upon an Event of Default under the St. Clair EDC Trust Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 1992 Series CP shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 1992 Series CP upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of
                    Article II of the Indenture not to make exchanges or transfers of bonds of 1992 Series CP, during any period of ten days next preceding any redemption date for such bonds.

                      Bonds of 1992 Series CP, in definitive and temporary
                    form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the St. Clair EDC Agreement.

                      Upon payment of the principal or premium, if any, or
                    interest on the St. Clair EDC Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Article IV of the St. Clair EDC Trust Indenture, bonds of 1992 Series CP in a principal amount equal to the principal amount of such St. Clair EDC Revenue Bonds, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

REDEMPTION            SECTION 2. Bonds of 1992 Series CP shall be redeemed on
OF BONDS OF         the respective dates and in the respective principal
1992 SERIES CP.     amounts which correspond to the redemption dates for, and
                    the principal amounts to be redeemed of, the St. Clair EDC
                    Revenue Bonds. In the event the Company elects to redeem any St. Clair EDC Revenue Bonds prior to maturity in accordance with the provisions of the St. Clair EDC Trust
                    Indenture, the Company shall on the same date redeem bonds of 1992 Series CP in principal amounts and at redemption prices corresponding to the St. Clair EDC Revenue Bonds so redeemed. The Company agrees to give the Trustee notice of any such redemption of bonds of 1992 Series CP on the same date as it gives notice of redemption of St. Clair EDC
                    Revenue Bonds to the St. Clair EDC Trust Indenture Trustee.

REDEMPTION            SECTION 3. In the event of an Event of Default under the
OF BONDS OF 1992    St. Clair EDC Trust Indenture and the acceleration of all
SERIES CP IN EVENT  St. Clair EDC Revenue Bonds, the bonds of 1992 Series CP
OF ACCELERATION     shall be redeemable in whole upon receipt by the Trustee
OF ST. CLAIR EDC    of a written demand (hereinafter called a "Redemption
REVENUE BONDS.      Demand") from the St. Clair EDC Trust Indenture Trustee
                    stating that there has occurred under the St. Clair EDC
                    Trust Indenture both an Event of Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the St. Clair EDC
                    Revenue Bonds, specifying the last date to which interest on the St. Clair EDC Revenue Bonds has been paid (such date being hereinafter referred to as the "Initial Interest
                    Accrual Date") and demanding redemption of the bonds of said series. The Trustee shall, within five days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand
                    Redemption Date"). Notice of the date fixed as the Demand
                    Redemption Date shall be mailed by the Company to the Trustee at least ten days prior to such Demand Redemption
                    Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand;
                    provided, however, that if the Trustee shall not have received such notice fixing the Demand Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand Redemption Notice") to the St. Clair EDC
                    Trust Indenture Trustee not more than ten nor less than five days prior to the Demand Redemption Date.

                      Each bond of 1992 Series CP shall be redeemed by the
                    Company on the Demand Redemption Date therefore upon surrender thereof by the St. Clair EDC Trust Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all St. Clair EDC Revenue Bonds; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 604 of the St. Clair EDC Trust Indenture, the St. Clair EDC Trust Indenture Trustee has terminated proceedings to enforce any right under the St. Clair EDC Trust Indenture, then any Redemption Demand shall thereby be rescinded by the St. Clair EDC Trust Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                      Anything herein contained to the contrary
                    notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the St. Clair EDC Trust Indenture Trustee by its President or one of its Vice Presidents.

CONSENT.                   SECTION 4. The holders of the bonds of 1992
                         Series CP, by their acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the deletion from the first paragraph of Section 5 of Article II of the Indenture of the phrase "but in no event later than October 1, 2024". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said
                         Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five per cent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in this Section 4, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

FORM OF BONDS              SECTION 5. The bonds of 1992 Series CP and the
OF 1992 SERIES CP.       form of Trustee's Certificate to be endorsed on such
                         bonds shall be substantially in the following forms, respectively:

                           [FORM OF FACE OF BOND]

                           THE DETROIT EDISON COMPANY
                         GENERAL AND REFUNDING MORTGAGE BOND
                         1992 SERIES CP, 6.05% DUE AUGUST 1, 2024

                           Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Trust Indenture, dated as of July 15, 1992 between The
                         Economic Development Corporation of the County of St. Clair,
                         State of Michigan and Manufacturers Bank, N.A., as trustee, or, subject to compliance with applicable law, as may be
                         involved in the course of the exercise of rights and
                         remedies consequent upon an Event of Default under said
                         Trust Indenture.

                           $.........                                    No..........

                           THE DETROIT EDISON COMPANY (hereinafter called the
                         "Company"), a corporation of the State of Michigan, for
                         value received, hereby promises to pay to Manufacturers
                         Bank, N.A., as trustee, or registered assigns, at the
                         Company's office or agency in the Borough of Manhattan, The
                         City and State of New York, the principal sum of
                         dollars ($           ) in lawful money of the United States
                         of America on the date specified in the title hereof and
                         interest thereon at the rate specified in the title hereof, in like lawful money, from July 15, 1992, and after the
                         first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for,
                         semi-annually on February 1 and August 1 of each year
                         (commencing February 1, 1993), until the Company's
                         obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture
                         pursuant to which this bond has been issued.

                           Under a Trust Indenture, dated as of July 15, 1992
                         (hereinafter called the "St. Clair EDC Trust Indenture"),
                         between The Economic Development Corporation of the County of St. Clair, State of Michigan (hereinafter called "St.
                         Clair EDC"), and Manufacturers Bank, N.A., as trustee
                         (hereinafter called the "St. Clair EDC Trust Indenture
                         Trustee"), the St. Clair EDC has issued its Pollution
                         Control Refunding Revenue Bonds (The Detroit Edison Company
                         Project), Collateralized Series 1992DD (hereinafter called the "St. Clair EDC Revenue Bonds"). This bond was originally issued to the St. Clair EDC and simultaneously irrevocably assigned to the St. Clair EDC Trust Indenture Trustee so as to secure the payment of the St. Clair EDC Revenue Bonds.
                         Payments of principal of, or premium, if any, or interest
                         on, the St. Clair EDC Revenue Bonds shall constitute like
                         payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                           Reference is hereby made to such further provisions of
                         this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as
                         though set forth at this place.

                           This bond shall not be valid or become obligatory for any
                         purpose until Bankers Trust Company, the Trustee under the
                         Indenture hereinafter mentioned on the reverse hereof, or
                         its successor thereunder, shall have signed the form of
                         certificate endorsed hereon.

                                       11

                           IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused
                         this instrument to be executed by its Chairman of the Board and its Executive Vice President and Chief Financial
                         Officer, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its
                         Secretary or an Assistant Secretary with his or her manual or facsimile signature.
                         Dated:                                     THE DETROIT EDISON COMPANY
                                                                    By ............................
                                                                        Chairman of the Board
                                                                    ............................
                                                                        Executive Vice President
                         Attest:                                        and Chief Financial Officer
                         ............................
                         Secretary


                           [FORM OF REVERSE OF BOND]

                           This bond is one of an authorized issue of bonds of the
                         Company, unlimited as to amount except as provided in the
                         Indenture hereinafter mentioned or any indentures
                         supplemental thereto, and is one of a series of General and
                         Refunding Mortgage Bonds known as 1992 Series CP, limited to an aggregate principal amount of $35,000,000, except as
                         otherwise provided in the Indenture hereinafter mentioned.
                         This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured
                         (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the
                         provisions of the Indenture hereinafter mentioned, may
                         afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1,
                         1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which
                         Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of July 15, 1992)
                         reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the
                         bonds are issued and under which additional bonds may be
                         issued, and the rights of the holders of the bonds and of
                         the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the
                         Supplemental Indenture dated as of July 15, 1992, are
                         hereinafter collectively called the "Indenture"). As
                         provided in the Indenture, said bonds may be for various
                         principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the
                         Company and of the holders of the bonds and the terms and
                         provisions of the Indenture, or of any indenture
                         supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent
                         (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds
                         then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least
                         eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds
                         disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such
                         modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                           The holders of the bonds of 1992 Series CP, by their
                         acceptance of and holding thereof, consent and agree that
                         bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the
                         deletion from the first paragraph of Section 5 of Article II of the Indenture of the phrase "but in no event later than
                         October 1, 2024,". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the
                         Indenture and without further action on the part of such
                         holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the
                         purpose of approving such deletion, and (b) such deletion
                         shall become effective at such time as not less than
                         eighty-five per cent (85%) in principal amount of bonds
                         outstanding under the Indenture shall have consented thereto substantially in the manner set forth in Section 4 of Part I of the Supplemental Indenture dated as of July 15, 1992, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

                           This bond is redeemable upon the terms and conditions set
                         forth in the Indenture, including provision for redemption upon demand of the St. Clair EDC Trust Indenture Trustee
                         following the occurrence of an Event of Default under the
                         St. Clair EDC Trust Indenture and the acceleration of the
                         principal of the St. Clair EDC Revenue Bonds.

                           Under the Indenture, funds may be deposited
                         with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 1992 Series CP (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                           In case an event of default, as defined in the
                         Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                           Upon payment of the principal of, or premium,
                         if any, or interest on, the St. Clair EDC Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with
                         Article IV of the St. Clair EDC Trust Indenture, bonds of 1992 Series CP in a principal amount equal to the principal amount of such St. Clair EDC Revenue Bonds and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                           This bond is not assignable or transferable
                         except as may be required to effect a transfer to any successor trustee under the St. Clair EDC Trust Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the St. Clair EDC Trust Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                           No recourse shall be had for the payment of the
                         principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                         [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                    This bond is one of the bonds, of the series
TRUSTEE'S                designated therein, described in the within-mentioned
CERTIFICATE.             Indenture.


                                              BANKERS TRUST COMPANY,

                                                              as Trustee

                                              By ...........................
                                                Authorized Officer

                                         PART II.
                                 RECORDING AND FILING DATA

RECORDING AND                The Original Indenture and indentures
FILING OF ORIGINAL       supplemental thereto have been recorded and/or filed
INDENTURE.               and Certificates of Provision for Payment have been
                         recorded as hereinafter set forth.

                             The Original Indenture has been recorded as a
                         real estate mortgage and filed as a chattel mortgage in the offices of the respective Registers of Deeds of certain counties in the State of Michigan as set forth in the Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND                Pursuant to the terms and provisions of the
FILING OF                Original Indenture, indentures supplemental thereto
SUPPLEMENTAL             heretofore entered into have been recorded as a real
INDENTURES.              estate mortgage and/or filed as a chattel mortgage or
                         as a financing statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of State of Michigan and the Office of the Interstate
                         Commerce Commission, as set forth in supplemental indentures as follows:

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        June 1, 1925(a)(b)................  Series B Bonds                February 1, 1940
                        August 1, 1927(a)(b)..............  Series C Bonds                February 1, 1940
                        February 1, 1931(a)(b)............  Series D Bonds                February 1, 1940
                        June 1, 1931(a)(b)................  Subject Properties            February 1, 1940
                        October 1, 1932(a)(b).............  Series E Bonds                February 1, 1940
                        September 25, 1935(a)(b)..........  Series F Bonds                February 1, 1940
                        September 1, 1936(a)(b)...........  Series G Bonds                February 1, 1940
                        November 1, 1936(a)(b)............  Subject Properties            February 1, 1940
                        February 1, 1940(a)(b)............  Subject Properties            September 1, 1947
                        December 1, 1940(a)(b)............  Series H Bonds and            September 1, 1947
                                                              Additional Provisions
                        September 1, 1947(a)(b)(c)........  Series I Bonds,               November 15, 1951
                                                              Subject Properties and
                                                              Additional Provisions
                        March 1, 1950(a)(b)(c)............  Series J Bonds                November 15, 1951
                                                              and Additional Provisions
                        November 15, 1951(a)(b)(c)........  Series K Bonds                January 15, 1953
                                                              Additional Provisions and
                                                              Subject Properties
                        January 15, 1953(a)(b)............  Series L Bonds                May 1, 1953
                        May 1, 1953(a)....................  Series M Bonds                March 15, 1954
                                                              and Subject Properties
                        March 15, 1954(a)(c)..............  Series N Bonds                May 15, 1955
                                                              and Subject Properties

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        May 15, 1955(a)(c)................  Series O Bonds                August 15, 1957
                                                              and Subject Properties
                        August 15, 1957(a)(c).............  Series P Bonds                June 1, 1959
                                                              Additional Provisions and
                                                              Subject Properties
                        June 1, 1959(a)(c)................  Series Q Bonds                December 1, 1966
                                                              and Subject Properties
                        December 1, 1966(a)(c)............  Series R Bonds                October 1, 1968
                                                              Additional Provisions and
                                                              Subject Properties
                        October 1, 1968(a)(c).............  Series S Bonds                December 1, 1969
                                                              and Subject Properties
                        December 1, 1969(a)(c)............  Series T Bonds                July 1, 1970
                                                              and Subject Properties
                        July 1, 1970(c)...................  Series U Bonds                December 15, 1970
                                                              and Subject Properties
                        December 15, 1970(c)..............  Series V and                  June 15, 1971
                                                              Series W Bonds
                        June 15, 1971(c)..................  Series X Bonds                November 15, 1971
                                                              and Subject Properties
                        November 15, 1971(c)..............  Series Y Bonds                January 15, 1973
                                                              and Subject Properties
                        January 15, 1973(c)...............  Series Z Bonds                May 1, 1974
                                                              and Subject Properties
                        May 1, 1974.......................  Series AA Bonds               October 1, 1974
                                                              and Subject Properties
                        October 1, 1974...................  Series BB Bonds               January 15, 1975
                                                              and Subject Properties
                        January 15, 1975..................  Series CC Bonds               November 1, 1975
                                                              and Subject Properties
                        November 1, 1975..................  Series DDP Nos. 1-9 Bonds     December 15, 1975
                                                              and Subject Properties
                        December 15, 1975.................  Series EE Bonds               February 1, 1976
                                                              and Subject Properties
                        February 1, 1976..................  Series FFR Nos. 1-13 Bonds    June 15, 1976
                        June 15, 1976.....................  Series GGP Nos. 1-7 Bonds     July 15, 1976
                                                              and Subject Properties
                        July 15, 1976.....................  Series HH Bonds               February 15, 1977
                                                              and Subject Properties
                        February 15, 1977.................  Series MMP Bonds and Subject  March 1, 1977
                                                              Properties
                        March 1, 1977.....................  Series IIP Nos. 1-7 Bonds,    June 15, 1977
                                                              Series JJP Nos. 1-7 Bonds,
                                                              Series KKP Nos. 1-7 Bonds
                                                              and Series LLP Nos. 1-7
                                                              Bonds
                        June 15, 1977.....................  Series FFR No. 14 Bonds and   July 1, 1977
                                                              Subject Properties
                        July 1, 1977......................  Series NNP Nos. 1-7 Bonds     October 1, 1977
                                                              and Subject Properties
                        October 1, 1977...................  Series GGP Nos. 8-22 Bonds    June 1, 1978
                                                              and Series OOP Nos. 1-17
                                                              Bonds and Subject
                                                              Properties

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        June 1, 1978......................  Series PP Bonds,              October 15, 1978
                                                              Series QQP Nos. 1-9 Bonds
                                                              and Subject Properties
                        October 15, 1978..................  Series RR Bonds               March 15, 1979
                                                              and Subject Properties
                        March 15, 1979....................  Series SS Bonds               July 1, 1979
                                                              and Subject Properties
                        July 1, 1979......................  Series IIP Nos. 8-22 Bonds,   September 1, 1979
                                                              Series NNP Nos. 8-21 Bonds
                                                              and Series TTP Nos. 1-15
                                                              Bonds and Subject
                                                              Properties
                        September 1, 1979.................  Series JJP No. 8 Bonds,       September 15, 1979
                                                              Series KKP No. 8 Bonds,
                                                              Series LLP Nos. 8-15
                                                              Bonds, Series MMP No. 2
                                                              Bonds and Series OOP No.
                                                              18 Bonds and Subject
                                                              Properties
                        September 15, 1979................  Series UU Bonds               January 1, 1980
                        January 1, 1980...................  1980 Series A Bonds and       April 1, 1980
                                                              Subject Properties
                        April 1, 1980.....................  1980 Series B Bonds           August 15, 1980
                        August 15, 1980...................  Series QQP Nos. 10-19 Bonds,  August 1, 1981
                                                              1980 Series CP Nos. 1-12
                                                              Bonds and 1980 Series DP
                                                              No. 1-11 Bonds and Subject
                                                              Properties
                        August 1, 1981....................  1980 Series CP Nos. 13-25     November 1, 1981
                                                              Bonds and Subject
                                                              Properties
                        November 1, 1981..................  1981 Series AP Nos. 1-12      June 30, 1982
                                                              Bonds
                        June 30, 1982.....................  Article XIV Reconfirmation    August 15, 1982
                        August 15, 1982...................  1981 Series AP Nos. 13-14     June 1, 1983
                                                              and Subject Properties
                        June 1, 1983......................  1981 Series AP Nos. 15-16     October 1, 1984
                                                              and Subject Properties
                        October 1, 1984...................  1984 Series AP and 1984       May 1, 1985
                                                              Series BP Bonds and
                                                              Subject Properties
                        May 1, 1985.......................  1985 Series A Bonds           May 15, 1985
                        May 15, 1985......................  1985 Series B Bonds and       October 15, 1985
                                                              Subject Properties
                        October 15, 1985..................  Series KKP No. 9 Bonds and    April 1, 1986
                                                              Subject Properties

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        April 1, 1986.....................  1986 Series A and Subject     August 15, 1986
                                                              Properties
                        August 15, 1986...................  1986 Series B and Subject     November 30, 1986
                                                              Properties
                        November 30, 1986.................  1986 Series C                 January 31, 1987
                        January 31, 1987..................  1987 Series A                 April 1, 1987
                        April 1, 1987.....................  1987 Series B and 1987        August 15, 1987
                                                              Series C
                        August 15, 1987...................  1987 Series D and 1987        November 30, 1987
                                                              Series E and Subject
                                                              Properties
                        November 30, 1987.................  1987 Series F                 June 15, 1989
                        June 15, 1989.....................  1989 Series A                 July 15, 1989
                        July 15, 1989.....................  Series KKP No. 10             December 1, 1989
                        December 1, 1989..................  Series KKP No. 11 and 1989    February 15, 1990
                                                              Series BP
                        February 15, 1990.................  1990 Series A, 1990 Series    November 1, 1990
                                                              B, 1990 Series C, 1990
                                                              Series D, 1990 Series E
                                                              and 1990 Series F
                        November 1, 1990..................  Series KKP No. 12             April 1, 1991
                        April 1, 1991.....................  1991 Series AP                May 1, 1991
                        May 1, 1991.......................  1991 Series BP and 1991       May 15, 1991
                                                              Series CP
                        May 15, 1991......................  1991 Series DP                September 1, 1991
                        September 1, 1991.................  1991 Series EP                November 1, 1991
                        November 1, 1991..................  1991 Series FP                January 15, 1992
                        January 15, 1992..................  1992 Series BP                February 29, 1992 and
                                                                                          April 15, 1992
                        February 29, 1992.................  1992 Series AP                April 15, 1992
                        April 15, 1992....................  Series KKP No. 13             July 15, 1992

                 ------------------------------------------
                 (a) See Supplemental Indenture dated as of July 1, 1970 for
                     Interstate Commerce Commission filing and recordation information.

                 (b) See Supplemental Indenture dated as of May 1, 1953 for
                     Secretary of State of Michigan filing information.

                 (c) See Supplemental Indenture dated as of May 1, 1974 for
                     County of Genesee, Michigan recording and filing information.

                             Further, pursuant to the terms and provisions
                         of the Original Indenture, a Supplemental Indenture dated as of April 15, 1992 providing for the terms of bonds to be issued thereunder of Series KKP No. 13 has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the Secretary of State of Michigan as a financing statement on May 14, 1992 (Filing No. 20196B), has been filed and recorded in the Office of the Interstate Commerce Commission (Recordation No. 5485-YYY) on May 14, 1992, and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

                                                                                    LIBER OF
                                                                                    MORTGAGES
                                                                                    OR COUNTY
                                    COUNTY                    RECORDED               RECORDS           PAGE
                                    ------                    --------              ---------          ----
                        Genesee........................  May 14, 1992                  2748           257-280
                        Huron..........................  May 14, 1992                   577           232-255
                        Ingham.........................  May 14, 1992                  1960           868-891
                        Lapeer.........................  May 14, 1992                   755           201-224
                        Lenawee........................  May 14, 1992                  1202           364-387
                        Livingston.....................  May 14, 1992                  1571           0457-0480
                        Macomb.........................  May 14, 1992                 05442           887-910
                        Mason..........................  May 14, 1992                   416           660-683
                        Monroe.........................  May 14, 1992                  1226           0772-0795
                        Oakland........................  May 18, 1992                 12617           244-267
                        Sanilac........................  May 14, 1992                   428           481-504
                        St. Clair......................  May 14, 1992                  1039           332-355
                        Tuscola........................  May 14, 1992                   625           1018-1041
                        Washtenaw......................  May 18, 1992                  2626           738-761
                        Wayne..........................  May 14, 1992                 25765           601-624

RECORDING OF                 All the bonds of Series A which were issued under the
CERTIFICATES             Original Indenture dated as of October 1, 1924, and of
OF PROVISION             Series B, C, D, E, F, G, H, I, J, K, L, M, N, O, P, Q, W,
FOR PAYMENT.             AA, BB, CC, DDP Nos. 1-9, FFR Nos. 1-14, GGP Nos. 1-22, HH,
                         IIP Nos. 1-22, JJP Nos. 1-8, KKP Nos. 1-8, LLP Nos. 1-15,
                         NNP Nos. 1-21, OOP Nos. 1-18, QQP Nos. 1-17, TTP Nos. 1-15,
                         UU, 1980 Series A, 1980 Series CP Nos. 1-25, 1980 Series DP
                         Nos. 1-11, 1981 Series AP Nos. 1-12, 1985 Series A, 1985
                         Series B, PP, RR, EE, MMP and MMP No. 2 which were issued
                         under Supplemental Indentures dated as of, respectively,
                         June 1, 1925, August 1, 1927, February 1, 1931, October 1,
                         1932, September 25, 1935, September 1, 1936, December 1,
                         1940, September 1, 1947, November 15, 1951, January 15,
                         1953, May 1, 1953, March 15, 1954, May 15, 1955, August 15,
                         1957, December 15, 1970, May 1, 1974, October 1, 1974,
                         January 15, 1975, November 1, 1975, February 1, 1976, June
                         15, 1976, July 15, 1976, October 1, 1977, March 1, 1977,
                         July 1, 1979, March 1, 1977, March 1, 1977, March 1, 1977,
                         September 1, 1979, July 1, 1977, July 1, 1979, September 15,
                         1979, October 1, 1977, June 1, 1978, October 1, 1977, July
                         1, 1979, January 1, 1980, August 15, 1980, November 1, 1981,
                         May 1, 1985, May 15, 1985, June 1, 1978, October 15, 1978,
                         December 15, 1975, February 15, 1977, and September 1, 1979
                         have matured or have been called for redemption and funds
                         sufficient for such payment or redemption have been
                         irrevocably deposited with the Trustee for that purpose; and
                         Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W, BB, CC, DDP
                         Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP No. 1, JJP
                         No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.
                           PART III.
                         THE TRUSTEE.
TERMS AND                    The Trustee hereby accepts the trust hereby declared and
CONDITIONS OF            provided, and agrees to perform the same upon the terms and
ACCEPTANCE OF            conditions in the Original Indenture, as amended to date and
TRUST BY TRUSTEE.        as supplemented by this Supplemental Indenture, and in this
                         Supplemental Indenture set forth, and upon the following
                         terms and conditions:
                             The Trustee shall not be responsible in any manner
                         whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals
                         contained herein, all of which recitals are made by the
                         Company solely.
                           PART IV.
                         MISCELLANEOUS.
CONFIRMATION OF              Except to the extent specifically provided therein, no
SECTION 318(C) OF        provision of this supplemental indenture or any future
TRUST INDENTURE          supplemental indenture is intended to modify, and the
ACT                      parties do hereby adopt and confirm, the provisions of
                         Section 318(c) of the Trust Indenture Act which amend and
                         supercede provisions of the Indenture in effect prior to
                         November 15, 1990.
EXECUTION IN                 THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY
COUNTERPARTS.            EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN
                         SO EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL; BUT SUCH
                         COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE AND THE SAME
                         INSTRUMENT.

                                       20

TESTIMONIUM.                 IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY AND
                           BANKERS TRUST COMPANY HAVE CAUSED THESE PRESENTS TO BE
                         SIGNED IN THEIR RESPECTIVE CORPORATE NAMES BY THEIR
                         RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS, VICE
                         PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR
                         ASSISTANT TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE
                         CORPORATE SEALS, ATTESTED BY THEIR RESPECTIVE SECRETARIES OR
                         ASSISTANT SECRETARIES, ALL AS OF THE DAY AND YEAR FIRST
                         ABOVE WRITTEN.
                                                                          THE DETROIT EDISON COMPANY,
                         (Corporate Seal)                                 By           /s/ A. W. ANNING
                                                                              A. W. Anning
                                                                              Assistant Treasurer

EXECUTION.               Attest:
                         /s/ SUSAN M. BEALE
                         Susan M. Beale
                         Secretary
                         Signed, sealed and delivered by THE DETROIT
                         EDISON COMPANY, in the presence of
                         /s/ JANE E. LENART
                         Jane E. Lenart
                         /s/ JANET A. SCULLEN
                         Janet A. Scullen
                         (Corporate Seal)
                                                                          BANKERS TRUST COMPANY,
                                                                          By           /s/ R. T. GORMAN
                                                                              R. T. Gorman
                                                                              Vice President
                         Attest:
                         /s/ CAROLE KEPPLER
                         Carole Keppler
                         Assistant Secretary
                         Signed, sealed and delivered by
                         BANKERS TRUST COMPANY, in the
                         presence of
                         /s/ ERIC HAWNER
                         Eric Hawner
                         /s/ SHIKHA DOMBEK
                         Shikha Dombek

                         STATE OF MICHIGAN
                         SS.:
                         COUNTY OF WAYNE
ACKNOWLEDGMENT           On this 24th day of July, 1992, before me, the
OF EXECUTION             subscriber, a Notary Public within and for the County
BY COMPANY.              of Wayne, in the State of Michigan, personally
                         appeared A. W. Anning, to me personally known, who, being by me duly sworn, did say that he does business at 2000 Second Avenue, Detroit, Michigan 48226 and is the Assistant Treasurer of THE DETROIT EDISON COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said A. W. Anning, acknowledged said instrument to be the free act and deed of said corporation.

                                                                                       /s/ PEARL E. KOTTER
                                        (Notarial Seal)                          Pearl E. Kotter, Notary Public
                                                                                        Macomb County, MI
                                                                                    (Acting in Wayne County)

                                                                              My Commission Expires August 23, 1993


ACKNOWLEDGMENT
OF EXECUTION
BY TRUSTEE.                            STATE OF NEW YORK
                                             SS.:
                                      COUNTY OF NEW YORK



                         On this 24th day of July, 1992, before me, the subscriber, a Notary Public within and for the County of Queens, in the State of New York, personally appeared R. T. Gorman, to me personally known, who, being by me duly sworn, did say that his business office is located at Four Albany Street, New York, New York 10015, and he is Vice President of BANKERS TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said R. T. Gorman acknowledged said instrument to be the free act and deed of said corporation.


                                        (Notarial Seal)
                                                                                      /s/ MARJORIE STANLEY
                                                                                        Marjorie Stanley
                                                                                Notary Public, State of New York
                                                                                         No. 41-4986405
                                                                                   Qualified in Queens County
                                                                              Certificate filed in New York County
                                                                                Commission Expires Sept. 16, 1993

AFFIDAVIT AS TO          A. W. Anning, being duly sworn, says: that he
CONSIDERATION            is the Assistant Treasurer of THE DETROIT EDISON
AND GOOD FAITH.          COMPANY, the Mortgagor named in the foregoing
                         instrument, and that he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.


                                                                                          /s/ A. W. ANNING
                                                                                            A. W. Anning
                               Sworn to before me this 24th day of
                                            July, 1992

                                       /s/ PEARL E. KOTTER
                                  Pearl E. Kotter, Notary Public
                                        Macomb County, MI
                                     (Acting in Wayne County)
                              My Commission Expires August 23, 1993
                                         (Notarial Seal)

                             This instrument was drafted by Frances B.
                         Rohlman, Esq., 2000 Second Avenue, Detroit, Michigan 48226